SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               Form 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report (Date of earliest
                   event reported) January 27, 1999.

              INTERNATIONAL BUSINESS MACHINES CORPORATION

        (Exact name of registrant as specified in its charter)


                                        1-2360                  13-0871985
           New York                (Commission File          (I.R.S. Employer
   (State of Incorporation)            Number)              Identification No.)
       Armonk, New York                10504
    (Address of principal            (Zip Code)
      executive offices)

   Registrant's telephone number, including area code: 914-499-1900


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Item 7.   Financial Information, Pro Forma Financial Information and
          Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-40669 on Form S-3, effective December 10, 1997, the documents included as Exhibits 1 and 2 hereto, relating to $3,000,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibits are hereby filed with this report:


Exhibit
Number                                     Description

(1) Underwriting Agreement dated January 27, 1999, among International Business Machines Corporation, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc.

(2)            Form of 5.375% Note due 2009.

                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERNATIONAL BUSINESS MACHINES CORPORATION
                                         (Registrant)


                                    By:      /s/ Andrew Bonzani
                                        ----------------------------
                                            Name: Andrew Bonzani
                                            Title:   Assistant Secretary


Date:  January 29, 1999.

                             Exhibit Index


Exhibit
Number                                    Description

(1) Underwriting Agreement dated January 27, 1999, among International Business Machines Corporation, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc.

(2)                      Form of 5.375% Note due 2009.